                                                                   Exhibit 10.59



                                           Enron Capital & Trade Resources Corp.
                                                               1400 Smith Street
                                                                  P. O. Box 4428
                                                      Houston, Texas  77210-4428



To:          Enron Oil & Gas Company
             1400 Smith Street
             Houston, TX  77002

Attn:        Mark Eschenburg

From:        Enron Capital & Trade Resources Corp.
             1400 Smith Street
             Houston, TX  77002

Date:        March 31, 1995
                              CONFIRMATION LETTER
           (REVISED DUE TO PRICE CHANGE FOR 1998 AND ADJUSTMENT TO
                        THE ATTACHED PAYMENT SCHEDULE

ECT TRANSACTION REFERENCE NOS.:  15198.01

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

      The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

      This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Date As Of:  November 1, 1993

Between:     Enron Oil & Gas Company (EOG)

And:         Enron Capital & Trade Resources Corp. (ECT)

      Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

      All provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

      The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                       Pipeline quality natural gas ("Natural Gas")

Quantity Per Period:                                                                           Quantity
                                                   Period                                     Per Period
                                                   ------                                     ----------
                                     Each calendar month beginning with                   6,000,000 MMBtu per
                                        March 1, 1995 and ending on                              Month
                                              December 31, 1999

                                              "MMBtu" means one million British Thermal Units.

Effective Date:                               March 1, 1995

Termination Date:                             December 31, 1999

      The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:                         ECT

Payment Dates:                             25th calendar day succeeding each
                                           Period End Date.

Period End Date:                           The last calendar day for the
                                           appropriate delivery month.  The
                                           first Period End Date being March
                                           31, 1995.

Fixed Amount:                              $2.1167/MMBtu  x  6,000,000 MMBtu
                                           per Month for each delivery month
                                           for the Period March 1, 1995 through
                                           March 31, 1995

                                           $2.3778/MMBtu  x  6,000,000 MMBtu per
                                           Month for each delivery month for
                                           the Period April 1, 1995 through
                                           December 31, 1995

                                           $2.3367/MMBtu  x  6,000,000 MMBtu per
                                           Month for each delivery month for
                                           the Period January 1, 1996 through
                                           December 31, 1996

                                           $2.3008/MMBtu  x  6,000,000 MMBtu per
                                           Month for each delivery month for
                                           the Period January 1, 1997 through
                                           December 31, 1997

                                           $2.2667/MMBtu  x  6,000,000 MMBtu per
                                           Month for each delivery month for
                                           the Period January 1, 1998 through
                                           December 31, 1998

                                           $2.2983/MMBtu  x  6,00,000 MMBtu per
                                           Month for each delivery month for
                                           the Period January 1, 1999 through
                                           December 31, 1999.

      The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:                      Enron Oil & Gas Company

Payment Dates:                             25th calendar day succeeding each
                                           Period End Date.

Period End Date:                           The last calendar day for the
                                           appropriate delivery month.  The
                                           first Period End Date being March
                                           31, 1995.

Floating Amount:                           The average of the last three NYMEX
                                           Trading Days for the natural gas
                                           contract for the appropriate
                                           delivery month  x  6,000,000 MMBtu
                                           per month for each delivery month.

Period: Each calendar month beginning with March 1, 1995 and ending on December 31, 1999.

Banking Day Convention:                    If any specified Payment Date is not
                                           a New York Banking Day such Payment
                                           Date will be the first following day
                                           which is a New York Banking Day.

Payment Schedule:                          SEE ATTACHED PAYMENT SCHEDULE
                                           RECONCILING TRANSACTION 15198.00
                                           WITH 15198.01.

Alternate Component Prices:

      If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

      Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Capital & Trade Resources Corp. Attn.: Director of Documentation (Fax No. 713/646-4816) within three New York Banking Days following receipt of this Confirmation.

      The parties agree that this Swap Transaction are governed by and subject to the terms and conditions of the master swap agreement referenced above.

      Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

      Enron Capital & Trade Resources Corp. is very pleased to have concluded this transaction with you.

                             Regards,

                             ENRON CAPITAL & TRADE RESOURCES CORP.

                             /s/ Robert M. Hrytzik
                             _____________________________________
                                 Robert M. Hrytzik Agent and
                                 Attorney-in-Fact
                                 Enron Capital & Trade Resources Corp.
                                 (formerly Enron Risk Management Services Corp.)

Confirmed as of the 31st day of March,
      1995
ENRON OIL & GAS COMPANY


  /s/  Mark G. Papa
_______________________________________
Mark G. Papa                  05/09/95
President, North American Operations
_______________________________________
  (Title)                  (Date)

  REVISED PAYMENT SCHEDULE FOR RECONCILIATION OF CONTRACTS 15198.00 AND 15198.01

Determination Period                                Payment Amount
--------------------                                --------------
Mar-95                                                  $1,600,200
Apr-95                                                  $3,166,800
May-95                                                  $3,166,800
Jun-95                                                  $3,166,800
Jul-95                                                  $3,166,800
Aug-95                                                  $3,166,800
Sep-95                                                  $3,166,800
Oct-95                                                  $3,166,800
Nov-95                                                  $3,166,800
Dec-95                                                  $3,166,800
Jan-96                                                  $2,500,200
Feb-96                                                  $2,500,200
Mar-96                                                  $2,500,200
Apr-96                                                  $2,500,200
May-96                                                  $2,500,200
Jun-96                                                  $2,500,200
Jul-96                                                  $2,500,200
Aug-96                                                  $2,500,200
Sep-96                                                  $2,500,200
Oct-96                                                  $2,500,200
Nov-96                                                  $2,500,200
Dec-96                                                  $2,500,200
Jan-97                                                  $1,624,800
Feb-97                                                  $1,624,800
Mar-97                                                  $1,624,800
Apr-97                                                  $1,624,800
May-97                                                  $1,624,800
Jun-97                                                  $1,624,800
Jul-97                                                  $1,624,800
Aug-97                                                  $1,624,800
Sep-97                                                  $1,624,800
Oct-97                                                  $1,624,800
Nov-97                                                  $1,624,800
Dec-97                                                  $1,624,800
Jan-98                                                    $760,200
Feb-98                                                    $760,200
Mar-98                                                    $760,200
Apr-98                                                    $760,200
May-98                                                    $760,200
Jun-98                                                    $760,200
Jul-98                                                    $760,200
Aug-98                                                    $760,200
Sep-98                                                    $760,200
Oct-98                                                    $760,200
Nov-98                                                    $760,200
Dec-98                                                    $760,200
Jan-99                                                    $349,800
Feb-99                                                    $349,800
Mar-99                                                    $349,800
Apr-99                                                    $349,800
May-99                                                    $349,800
Jun-99                                                    $349,800
Jul-99                                                    $349,800
Aug-99                                                    $349,800
Sep-99                                                    $349,800
Oct-99                                                    $349,800
Nov-99                                                    $349,800
Dec-99                                                    $349,800

                    IDENTIFICATION OF HEDGING TRANSACTION
                       FOR FEDERAL INCOME TAX PURPOSES



Enron Oil & Gas Company hereby identifies the attached Swap Transaction as a hedging transaction for federal income tax purposes:



Swap Transaction ref. # or effective date:      15198.01
                                                _____________________________


between:                                        Enron Oil & Gas Company
                                                _____________________________



and:                                            Enron Capital Trade
                                                _____________________________



Commodity or other item being hedged:           Pipeline Quality Natural Gas
                                                & Resources Corp.
                                                _____________________________



Date of identification:                         March 31, 1995
                                                _____________________________